THE SECURITIES EVIDENCED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITES LAWS OF ANY STATE, AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY, AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF EXCEPT AS STATED IN THE
PURCHASE AGREEMENT DATED         , 199 , PURSUANT TO WHICH SUCH SECURITIES
WERE ISSUED. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY), REASONABLY SATISFACTORY IN FORM AND CONTENT TO THE COMPANY, STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITES LAWS.


                               VALUE AMERICA, INC.


NO. __-__
                                    FORM OF
                               WARRANT TO PURCHASE

                               _________ SHARES OF

                                  COMMON STOCK



     This certifies that for value received
                                 , or its registered assigns (     or its
registered assigns, collectively, the "Holder") is entitled, subject to the terms set forth below, at any time from and after the Vesting Date (as defined below) and before 5:00 P.M., Eastern Time, on the Termination Date (as such term is defined below) to purchase from VALUE AMERICA, INC., a Virginia corporation
(the "Company"),           shares of the common stock, without par value per
share (the "Common Stock"), of the Company, as constituted on the Vesting Date, upon surrender hereof, at the principal office of the Company referred to below, with a duly executed subscription form in the form attached hereto as Exhibit A and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, of the Purchase Price (as such term is defined below). The number and character of such shares of Common Stock are subject to further adjustment as provided below.

     1. Definitions. As used herein, the terms indicated below shall have the following meaning:

     "Act" shall mean the Securities Act of 1933, as amended.

     "Change-in-Control Transaction" shall mean (i) the acquisition by any unrelated person of beneficial ownership (as that term is used for purposes of the Act) of 50% or more of the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("Voting Securities") or (ii) approval by the shareholders of the Company of (x) a reorganization, merger or consolidation with respect to which the individuals and entities who were the respective beneficial owners of the Voting Securities immediately before such reorganization, merger or consolidation do not following such transaction beneficially own, directly or indirectly, more than 50% of the then outstanding shares of Voting Securities of the Corporation resulting from such reorganization, merger or consolidation; (y) a complete liquidation or dissolution of the Company, or (z) any sale, lease, exchange or other disposition of all or substantially all of the Company's assets to any entity other than a wholly-owned subsidiary of the Company. The term "unrelated person" means any person other than (x) the Company and its subsidiaries, (y) an employee benefit plan or related trust of the Company, and (z) a person who acquires stock of the Company pursuant to an agreement with the Company that is approved by the Company's Board of Directors in advance of the acquisition. For purposes of this subsection, a "person" means an individual, entity or group, as that term is used for purposes of the Act.

     "Common Stock" shall mean the common stock, without par value, of the Company, and, unless the context otherwise requires, the stock and other securities and property at the time receivable upon the exercise of this Warrant.

     "Company" shall mean Value America, Inc., a Virginia corporation.

     "Company Value" shall mean the aggregate Fair Market Value of all outstanding Shares of the Company's capital stock. Notwithstanding the foregoing, however, in the case of a Change-in-Control Transaction, the Company Value shall be the implied value of the Company utilized in determining the terms of such acquisition.

     "Evaluation Date" shall mean the earliest of (i) December 31, 1999, or (ii) the closing date of the first Change-in-Control Transaction occurring after December 31, 1998, or (iii) if the Company's Common Stock is listed on a national securities exchange, traded on the Nasdaq National Market ("NNM") or traded over-the-counter as quoted on the National Association of Securities Dealers Automated Quotation System, the date on which the Company Value is determined to exceed $600,000,000 as provided in the definition of "Fair Market Value" below.

     "Fair Market Value" shall mean, as of any date, (i) if a security is listed on a national securities exchange, the closing or opening price as reported for composite transactions for such date, (ii) if a security is not so listed but is traded on the NNM, the closing or opening price as reported on the NNM on such date or, if no sale occurred on a trading day, then the mean between the highest bid and lowest asked prices as of the close of business on such trading day, as reported on the NNM, (iii) if a security is not traded on a national securities exchange or the NNM otherwise traded over-the-counter, the arithmetic average of the highest bid and lowest asked prices on such date as quoted on the National Association of Securities Dealers Automated Quotation System or an equivalent generally accepted reporting service, or (iv) the price at which a security is offered for sale to the public in an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended. If none of (i), (ii), (iii), or (iv) of the preceding sentence applies, "Fair Market Value" shall mean, as of the date in question, the fair market value of a security as determined in accordance with the following provisions (with the Company bearing all expenses relating to such valuation, including, without limitation, all expenses of each appraiser or investment banking firm provided for below):

                  (a) The Company, Vulcan Ventures Incorporated, a Washington corporation ("Vulcan") and The Union Labor Life Insurance Company, a Maryland corporation acting on behalf of its Separate Account P ("Ullico"), shall jointly appoint a qualified appraiser or investment banking firm of recognized international standing (the "Joint Appraiser") to determine the Fair Market Value. If the Company, Vulcan and Ullico are unable to agree upon the joint selection of a Joint Appraiser within ten (10) days following the Evaluation Date, the Company shall appoint a qualified appraiser or investment banking firm of recognized national standing (the "Company Appraiser"), Vulcan shall appoint a qualified appraiser or investment banking firm of recognized national standing (the "Vulcan Appraiser") and Ullico shall appoint a qualified appraiser or investment banking firm of recognized national standing (the "Ullico Appraiser"), each to determine the Fair Market Value. Each of the Joint Appraiser, if any, and the Company Appraiser, the Vulcan Appraiser and the Ullico Appraiser, if any, shall enter into an appropriate and reasonable confidentiality agreement with the Company in a form approved by the Company, Vulcan and Ullico.

                  (b) In establishing the Fair Market Value, the Joint Appraiser or the Company Appraiser, the Vulcan Appraiser and the Ullico Appraiser, as the case may be, shall consider the Company and its subsidiaries on a consolidated basis. The Joint Appraiser or the Company Appraiser, the Vulcan Appraiser and the Ullico Appraiser, as the case may be, shall determine the Fair Market Value which shall be the price as of the Evaluation Date that an unrelated willing third party would pay in cash in an arm's-length transaction for the security in question, assuming that (1) the purchaser was in possession of all material information specifically concerning the Company and its subsidiaries and (2) the holders of such security are willing sellers and the Company is being sold in a reasonable manner (with the hypothetical costs of such sale being deducted for purposes of calculating fair market value hereunder).

                  (c) Without in any way limiting the obligation any party has to provide information to the other party or any party's access thereto under this Warrant or otherwise, Vulcan and Ullico shall have reasonable access to all books, records, financial statements, business plans, management, appraisals (whether by Ullico, an affiliate of Ullico, Vulcan, an affiliate of Vulcan or by a third party), and other information relating to the Company and its subsidiaries, their respective businesses and prospects and all other information relating to the Company and its subsidiaries that are reasonably requested by Vulcan or Ullico to assist in the appraisal procedures provided hereby; and the Company shall promptly provide Vulcan and Ullico with such information as Vulcan and Ullico may reasonably request relating to the Company and its subsidiaries including reasonable access to the Company's auditors and executives and personnel who have responsibility with respect to the management of the Company and its subsidiaries.

                  (d) The Company, Vulcan and Ullico shall exchange with one another the information it or its respective affiliates or representatives will provide to the Joint Appraiser or the Company Appraiser, the Vulcan Appraiser and Ullico Appraiser, as the case may be, for the purpose of establishing the Fair Market Value. The Company, Vulcan and Ullico shall have equal access to the Joint Appraiser or the Company Appraiser, the Vulcan Appraiser and the Ullico Appraiser, as the case may be, to provide such Joint Appraiser or the Company Appraiser, the Vulcan Appraiser and the Ullico Appraiser with all information each deems pertinent to such Joint Appraiser's or the Company Appraiser's, the Vulcan Appraiser's and the Ullico Appraiser's determination.

                  (e) Within 30 days after the first date (the "Initiation Date") by which the Joint Appraiser or each of the Company Appraiser, the Vulcan Appraiser and the Ullico Appraiser have been selected, the Joint Appraiser or the Company Appraiser, the Vulcan Appraiser and the Ullico Appraiser, as the case may be, will each determine its initial view as to the Fair Market Value and consult with one another with respect thereto. By the 45th day after the Initiation Date, the Joint Appraiser or the Company Appraiser, the Vulcan Appraiser and the Ullico Appraiser will each have determined its final view as to the Fair Market Value, and their respective written reports with respect to such appraisals shall be delivered to the Company, Vulcan and Ullico.

                  (f) If the appraised amount of the Fair Market Value shall have been determined by the Joint Appraiser, the Fair Market Value shall be such appraised amount.

                  (g) If the appraised amount of the Fair Market Value shall have been determined by the Company Appraiser, the Vulcan Appraiser and the Ullico Appraiser, then the Fair Market Value shall be the average of such three appraised amounts; provided that the highest of the three appraised amounts of the Fair Market Value (the "Highest Appraised Amount") is not more than 125% of the lowest appraised amount of the Fair Market Value (the "Lowest Appraised Amount").

                  (h) If neither paragraph (f) or (g) applies, the Company Appraiser, the Vulcan Appraiser and the Ullico Appraiser will agree upon and jointly designate a fourth appraiser or investment banking firm of recognized national standing (the "Mutually Designated Appraiser") to participate in the determination of the Fair Market Value. The Mutually Designated Appraiser will, no later than the 45th day after the date it is designated, determine its view as to the Fair Market Value (the "Mutually Appraised Amount"); and the Fair Market Value will be (x) the Mutually Appraised Amount, if such amount falls within the range of values that is greater than one-fourth and less than two-fourths of the way between the Lowest Appraised Amount and the Highest Appraised Amount, (y) the average of the Mutually Appraised Amount and the other Appraised Amount (Lowest or Highest) that is closest to the Mutually Appraised Amount, if the Mutually Appraised Amount does not fall within that range but does fall between the Lowest Appraised Amount and the Highest Appraised Amount and (z) the Appraised Amount (Lowest or Highest) that is nearest to the Mutually Appraised Amount, if the Mutually Appraised Amount falls outside the range between the Highest and Lowest Appraised Amounts.

     "Holder" shall mean                              or its registered assigns.

     "Issuance Date" shall mean January 15, 1999.

     "Purchase Agreement" shall mean that certain
Purchase Agreement, dated as of           , 199 , by and between the Company and
                   .



     "Purchase Price" shall mean $10.00 per share of Common Stock; provided, however, that if the Company Value as of the close of business on the Evaluation Date is less than $600,000,000, the Purchase Price shall thereafter be $.01 per share of Common Stock.

     "Stock Purchase Rights" shall mean any options, warrants or subscription rights entitling a holder to purchase Common Stock or any security convertible into or exchangeable for Common Stock or to purchase any other stock or security of the Company.

     "Termination Date" shall mean the earlier of (i) January 15, 2009 or (ii) the date that is three calendar years following the closing of the Company's firmly-underwritten, initial public offering of Common Stock.

     "Vesting Date" shall mean the Issuance Date.

     "Warrant" or "Warrants" shall mean this warrant and any warrants delivered in substitution or exchange therefor as provided herein.


     2. Exercise. This Warrant may be exercised at any time or from time to time from and after the Vesting Date and before 5:00 P.M., Eastern Time, on the Termination Date on any business day, for the full number of shares of Common Stock called for hereby, by surrendering it at the principal office of the Company, at 1550 Insurance Lane, Charlottesville, Virginia 22911, with the subscription form duly executed, together with payment in an amount equal to (a) the number of shares of Common Stock called for on the face of this Warrant (without giving effect to any further adjustment herein) multiplied by (b) the Purchase Price. Payment of this amount may be made (1) by payment in cash or by corporate check, payable to the order of the Company, or (2) by the Company not issuing that number of shares of Common Stock subject to this Warrant having a Fair Market Value on the date of exercise equal to such sum, as Holder may determine. This Warrant may be exercised for less than the full number of shares of Common Stock at the time called for hereby, except that the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon a partial exercise of this Warrant in accordance with the terms hereof, this Warrant shall be surrendered, and a new Warrant of the same tenor and for the purchase of the number of such shares not purchased upon such exercise shall be issued by the Company to Holder without any charge therefor. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As soon as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the then Fair Market Value on the date of exercise of one full share of Common Stock.

     3. Payment of Taxes. All shares of Common Stock issued upon the exercise of a Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges (other than any application income taxes to be paid by Holder) that may be imposed in respect of the issue or delivery thereof.

     4. Transfer and Exchange. This Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company maintained for such purpose at its principal office referred to above by Holder in person or by duly authorized attorney, upon surrender of this Warrant together with a completed and executed assignment form in the form attached as Exhibit B and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and deliver to Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant when endorsed in blank shall be deemed negotiable and that when this Warrant shall have been so endorsed, the holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered Holder hereof as the owner for all purposes.

     This Warrant is exchangeable at such office for Warrants for the same aggregate number of shares of Common Stock, each new Warrant to represent the right to purchase such number of shares as the Holder shall designate at the time of such exchange.

     5. A. Adjustment for Dividends in Other Stock and Property; Reclassifications. In case at any time or from time to time the holders of the Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor,

               (1) other or additional stock or other securities or property (other than cash) by way of dividend,

               (2) any cash or other property paid or payable out of any source other than retained earnings (determined in accordance with generally accepted accounting principles), or

               (3) other or additional stock or other securities or property (including cash) by way of stock-split, spin-off, reclassification, combination of shares or similar corporate rearrangement,

(other than (x) additional shares of Common Stock or any other stock or securities into which such Common Stock shall have been changed, (y) any other stock or securities convertible into or exchangeable for such Common Stock or such other stock or securities or (z) any Stock Purchase Rights (as hereinafter defined), issued as a stock dividend or stock-split, adjustments in respect of which shall be covered by the terms of Section 5.C, 5.D, 5.E or 5.H), then and in each such case Holder, upon the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in clauses (2) and (3) above) which such Holder would hold on the date of such exercise if on the Vesting Date Holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant, as adjusted in accordance with the first paragraph of this Warrant, and had thereafter, during the period from the Issuance Date to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property (including cash in the cases referred to in clause (2) and (3) above) receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 5.A and 5.B.

     B. Adjustment for Reorganization, Consolidation and Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the Issuance Date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or entity or convey all or substantially all its assets to another corporation or entity, then and in each such case Holder, upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Sections 5.A, 5.B, 5.C, 5.D and 5.E; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

     C. Adjustment for Certain Dividends and Distributions. If the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event

     (1) the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction (A) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (B) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date as the case may be, plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date, and thereafter the Purchase Price shall be adjusted pursuant to this Section 5.D as of the time of actual payment of such dividends or distributions; and

       (2) the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be increased, as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, in inverse proportion to the decrease in the Purchase Price.

     D. Stock Split and Reverse Stock Split. If the Company at any time or from time to time effects a stock split or subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that stock split or subdivision shall be proportionately decreased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately increased. If the Company at any time or from time to time effects a reverse stock split or combines the outstanding shares of Common Stock into a smaller number of shares, the Purchase Price then in effect immediately before that reverse stock split or combination shall be proportionately increased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately decreased. Each adjustment under this Section 5.E shall become effective at the close of business on the date the stock split, subdivision, reverse stock split or combination becomes effective.

     E. No Dilution or Impairment. The Company will not, by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any share of stock receivable upon the exercise of the Warrants above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of all Warrants at the time outstanding.

     F. Accountants' Certificate as to Adjustment. In each case of an adjustment in the number of shares of Common Stock or the number or type of other stock, securities or property receivable on the exercise of the Warrants, the Company at its expense shall cause independent public accountants of recognized standing selected by the Company (who may be the independent public accountants then auditing the books of the Company) to compute such adjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant at the time outstanding.

     G. Notices of Record Date. In case

         (1) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of the Warrants) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

         (2) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

         (3) of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is expected to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of the Warrants) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, such notice shall be mailed at least 30 days prior to the date therein specified.

     H. Stock Purchase Rights. If at any time or from time to time, the Company grants or issues Stock Purchase Rights to the record holders of the Common Stock, the Holder shall be entitled to acquire, upon the terms applicable to such Stock Purchase Rights, the aggregate Stock Purchase Rights which Holder could have acquired if Holder had been the record holder of the maximum number of shares of Common Stock issuable upon exercise of this Warrant on both (x) the record date for such grant or issuance of such Stock Purchase Rights, and (y) the date of the grant or issuance of such Stock Purchase Rights.

     6. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

     7. Reservation of Common Stock. The Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

     8. Purchase Agreement. This Warrant has been issued pursuant to the Purchase Agreement and the transferability of this Warrant and the Common Stock issuable upon the exercise hereof are subject to the Purchase Agreement.

     9. Notices. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

     10. Change; Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     11. Headings. The headings in this Warrant are for purposes of convenience of reference only, and shall not be deemed to constitute a part hereof.

     12. Law Governing. This Warrant shall be construed and enforced in accordance with and governed by the internal laws the Commonwealth of Virginia without reference to the choice of law provisions of any jurisdiction.

         IN WITNESS WHEREOF, the undersigned has executed this warrant as of January 15, 1999.

                                            VALUE AMERICA, INC.


                                            By:_______________________________

                                            Name:_____________________________

                                            Title:____________________________

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 (To be executed only upon exercise of Warrant)


                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant and purchases _______ of the number of shares of Common Stock of Value America, Inc., purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.

         DATED:__________________


                                            -------------------------------
                                           (Signature of Registered Owner)


                                            -------------------------------
                                                   (Street Address)


                                            -------------------------------
                                            (City)        (State)     (Zip)

                                    EXHIBIT B

                               FORM OF ASSIGNMENT


                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee           Address                   No. of Shares
----------------           -------                   --------------



and does hereby irrevocably constitute and appoint __________________________ Attorney to make such transfer on the books of Value America, Inc., maintained for the purpose, with full power of substitution in the premises.

         DATED:__________________


                                            -------------------------------
                                                     (Signature)


                                            -------------------------------
                                                      (Witness)